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Exhibit (a)(1)(ii)

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The Depositary or your broker or other financial advisor can assist you in completing this Letter of Transmittal.

LETTER OF TRANSMITTAL
for
Deposit of Class A Subordinate Voting Shares of
MAGNA INTERNATIONAL INC.
Pursuant to the Offer to Purchase Dated August 13, 2007

THE OFFER EXPIRES AT 5:00 P.M. (TORONTO TIME) ON
SEPTEMBER 20, 2007, UNLESS THE OFFER IS EXTENDED.

By Regular Mail: Computershare Investor Services Inc. P.O. Box 7021 31 Adelaide Street East Toronto, Ontario, Canada M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier: Computershare Investor Services Inc. 100 University Avenue 9th Floor Toronto, Ontario, Canada M5J 2Y1 Attention: Corporate Actions

Toll Free: 1-800-564-6253
 E-mail: corporateactions@computershare.com

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

This Letter of Transmittal properly completed and duly executed, together with all other required documents, must accompany certificates for Class A Subordinate Voting Shares (the "Class A Subordinate Voting Shares") in the capital of Magna International Inc. ("Magna") deposited pursuant to the offer to purchase dated August 13, 2007 (together with any amendments, supplement or variations thereto, the "Offer to Purchase") and must be delivered or sent to and received by the Depositary at one of the addresses set forth above on or prior to the Expiration Time.

Class A Shareholders whose certificates are not immediately available or who cannot deliver their certificates for Class A Subordinate Voting Shares and all other documents which this Letter of Transmittal requires to be delivered to the Depositary at or prior to the Expiration Time must deposit their Class A Subordinate Voting Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase, "Procedure for Depositing Class A Subordinate Voting Shares". See Instruction 2.

The terms and conditions of the Offer to Purchase are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer to Purchase. Class A Shareholders should carefully consider the income tax consequences of depositing Class A Subordinate Voting Shares under the Offer. See Section 9, "Income Tax Consequences", of the Circular that accompanies this Letter of Transmittal. Please read carefully the instructions set forth below before completing the Letter of Transmittal.

This Letter of Transmittal is to be used only if certificates for Class A Subordinate Voting Shares are to be forwarded with it pursuant to Section 3 of the Offer to Purchase, "Procedure for Depositing Class A Subordinate Voting Shares".

If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss and the telephone number of the undersigned, to the Depositary. The Depositary will respond with the replacement requirements. Unless and until such requirements are complied with prior to the Expiration Time, the deposit of Class A Subordinate Voting Shares represented by such lost certificates will not be considered a valid deposit.

A Class A Shareholder who wishes to deposit Class A Subordinate Voting Shares under the Offer and whose certificate is registered in the name of an investment dealer, stock broker, commercial bank, trust company or other nominee should immediately contact such investment dealer, stock broker, commercial bank, trust company or other nominee in order to take the necessary steps to be able to deposit the Class A Subordinate Voting Shares under the Offer.

TO:	MAGNA INTERNATIONAL INC.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., as Depositary

Certificate Number	Name in which Certificate is Registered	Number of Class A Subordinate Voting Shares Represented by Certificate	Number of Class A Subordinate Voting Shares Deposited*

TOTAL

* If you desire to deposit fewer than all Class A Subordinate Voting Shares evidenced by any share certificates listed above, indicate in this column the number of Class A Subordinate Voting Shares you wish to deposit. Otherwise, all Class A Subordinate Voting Shares evidenced by such share certificates will be considered to have been deposited. See Instruction 4.

The undersigned hereby deposits to Magna the above-described Class A Subordinate Voting Shares pursuant to an Auction Tender at the price per Class A Subordinate Voting Share indicated in this Letter of Transmittal or pursuant to a Purchase Price Tender, as specified below, net to the Class A Shareholder in cash (subject to applicable withholding taxes) and upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal.

Subject to and effective upon acceptance for purchase of the Class A Subordinate Voting Shares deposited hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Magna all right, title and interest in and to all Class A Subordinate Voting Shares deposited hereby and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Class A Subordinate Voting Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

  (a)
  deliver certificates for such Class A Subordinate Voting Shares, together with all accompanying evidences of transfer and authenticity, to, or upon the order of, Magna upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below);

  (b)
  present certificates for such Class A Subordinate Voting Shares for cancellation and transfer on Magna's books; and

  (c)
  receive all benefits and otherwise exercise all rights of beneficial ownership of such Class A Subordinate Voting Shares, subject to subclause (b) of the next paragraph, all in accordance with the terms of the Offer to Purchase and this Letter of Transmittal.

  The undersigned hereby represents and warrants that:

  (a)
  the undersigned has full power and authority to deposit, sell, assign and transfer the Class A Subordinate Voting Shares;

  (b)
  when and to the extent Magna accepts the Class A Subordinate Voting Shares for payment, Magna will acquire such Class A Subordinate Voting Shares free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, provided that any dividends or distributions which may be declared, paid, issued, distributed, made or transferred on or in respect of such Class A Subordinate Voting Shares to Class A Shareholders of record on or prior to the date on which the Class A Subordinate Voting Shares are taken up and paid for under the Offer shall be for the account of the undersigned;

  (c)
  on request, the undersigned will execute and deliver any additional documents that the Depositary or Magna deems necessary or desirable to complete the assignment, transfer and purchase of the Class A Subordinate Voting Shares deposited hereby;

  (d)
  (i) the undersigned has a net long position in Magna's Class A Subordinate Voting Shares or equivalent securities at least equal to the Class A Subordinate Voting Shares tendered within the meaning of Rule 14e-4 under the Exchange Act and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act; (See Section 3 of the Offer to Purchase, "Procedure for Depositing Class A Subordinate Voting Shares — Prohibition on "Short Tenders" for a summary description of the restrictions on "short" tenders in the Exchange Act); and

  (e)
  the undersigned has read and agrees to all of the terms of the Offer to Purchase and this Letter of Transmittal.

The undersigned hereby, effective from the date on which Magna takes up and pays for the Class A Subordinate Voting Shares deposited hereby (the "Effective Date"), revokes any and all proxies, voting instructions or other authority, whether as agent, attorney-in-fact, attorney or otherwise, previously given or conferred or agreed to be given or conferred by the undersigned at any time with respect to the deposited Class A Subordinate Voting Shares to the extent the deposited Class A Subordinate Voting Shares are taken up and paid for under the Offer. No proxies, voting instructions or authority, whether as agent, attorney-in-fact, attorney or otherwise, will be given or conferred with respect to the deposited Class A Subordinate Voting Shares, and the undersigned shall not take steps to vote the deposited Class A Subordinate Voting Shares on or after the Effective Date unless the deposited Class A Subordinate Voting Shares are not taken up and paid for under the Offer.

The names of the registered owners should be printed as they appear on the certificates representing Class A Subordinate Voting Shares deposited hereby. The certificates and the number of Class A Subordinate Voting Shares that the undersigned wishes to deposit pursuant to the Offer should be indicated in the appropriate boxes, and if the deposit is being made pursuant to an Auction Tender, the purchase price at which such Class A Subordinate Voting Shares are being deposited should be indicated in Box B, "Auction Tender".

The undersigned understands that he or she must indicate whether he or she is depositing the Class A Subordinate Voting Shares pursuant to an Auction Tender or a Purchase Price Tender by completing Box A, "Type of Tender". The undersigned understands that if the undersigned validly deposits Class A Subordinate Voting Shares without specifying whether the undersigned is making an Auction Tender or a Purchase Price Tender, or, the undersigned specifies that he or she is making an Auction Tender but fails to specify any price for such Auction Tender, the undersigned will be deemed to have made a Purchase Price Tender.

The undersigned understands that Magna will determine a single price per Class A Subordinate Voting Share (the "Purchase Price") that it will pay for Class A Subordinate Voting Shares properly deposited and not withdrawn pursuant to the Offer, taking into account the number of Class A Subordinate Voting Shares deposited pursuant to Auction Tenders and Purchase Price Tenders and the prices specified by Class A Shareholders making Auction Tenders. The undersigned understands that the Purchase Price will be the lowest price between U.S.$76.50 and U.S.$91.50 at which Class A Subordinate Voting Shares have been deposited or have been deemed to be deposited that will enable Magna to purchase the maximum number of deposited Class A Subordinate Voting Shares, up to 20,000,000 Class A Subordinate Voting Shares, having an aggregate purchase price not exceeding U.S.$1,536,600,000. The undersigned understands (i) that all Class A Shareholders who have validly deposited and not withdrawn their Class A Subordinate Voting Shares pursuant to Auction Tenders at prices at or below the Purchase Price or pursuant to Purchase Price Tenders will receive the Purchase Price, payable in cash (but subject to applicable withholding taxes), for each Class A Subordinate Voting Share purchased, upon the terms and subject to the conditions of the Offer, including the applicable pro ration provisions relating to Class A Subordinate Voting Shares deposited, and (ii) that certificates for all Class A Subordinate Voting Shares not purchased, including all Class A Subordinate Voting Shares deposited pursuant to Auction Tenders at prices in excess of the Purchase Price, Class A Subordinate Voting Shares not purchased due to pro ration and Class A Subordinate Voting Shares not accepted for purchase will be returned as soon as practicable after the Expiration Date or termination of the Offer, without expense, to the depositing Class A Shareholder.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Magna may terminate or amend the Offer or may not be required to purchase any of the Class A Subordinate Voting Shares deposited hereby or may accept for payment, in accordance with the applicable pro ration provisions relating to Class A Subordinate Voting Shares deposited, fewer than all of the Class A Subordinate Voting Shares deposited hereby. The undersigned understands that certificate(s) for any Class A Subordinate Voting Shares not deposited or not purchased will be returned to the undersigned at the address indicated in Box H, "Shareholder(s) Sign Here", unless otherwise indicated in Box D, "Special Payment Instructions" or Box E, "Special Delivery Instructions". The undersigned recognizes that Magna has no obligation, pursuant to the Special Payment Instructions, to transfer any certificates for Class A Subordinate Voting Shares from the name of their registered owner.

The undersigned understands that acceptance of Class A Subordinate Voting Shares by Magna for payment will constitute a binding agreement between the undersigned and Magna, effective as of the Expiration Date, upon the terms and subject to the conditions of the Offer. All depositing Class A Shareholders, by execution of this Letter of Transmittal (or a manually executed photocopy thereof), waive any right to receive any notice of the acceptance of their deposit.

The undersigned understands that payment for Class A Subordinate Voting Shares accepted for payment pursuant to the Offer will be made by depositing the aggregate purchase price for such Class A Subordinate Voting Shares with the Depositary, which will act as agent for the depositing Class A Shareholders for the purpose of receiving payment from Magna and transmitting such payment to the depositing Class A Shareholders and, for greater certainty, receipt of payment by the Depositary will be deemed to constitute receipt of payment by the depositing Class A Shareholder. Under no circumstances will interest accrue or be paid by Magna regardless of any delay in paying for any Class A Subordinate Voting Shares or otherwise.

The undersigned understands that the cheque for the aggregate purchase price in respect of such deposited Class A Subordinate Voting Shares which are purchased will be issued to the order of the undersigned and mailed to the address indicated in Box H, "Shareholder(s) Sign Here" unless otherwise indicated in Box D, "Special Payment Instructions", Box E, "Special Delivery Instructions" or Box F, "Hold for Pick-Up".

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this deposit is irrevocable.

BOX A TYPE OF TENDER (See Instruction 5(a))

Check only one box. If more than one box is checked or if no box is checked, all Class A Subordinate Voting Shares identified below will be deemed to have been tendered by way of a Purchase Price Tender. Class A Subordinate Voting Shares are being deposited hereby pursuant to:

☐ An Auction Tender (Please complete Box B)	☐ A Purchase Price Tender

BOX B AUCTION TENDER PRICE (IN U.S. DOLLARS) PER SHARE AT WHICH CLASS A SUBORDINATE VOTING SHARES ARE BEING DEPOSITED. (See Instruction 5(b))

This box MUST be completed if Class A Subordinate Voting Shares are being deposited pursuant to an Auction Tender. Failure to specify any price below will result in Class A Subordinate Voting Shares being deemed to have been deposited pursuant to a Purchase Price Tender. If you specify more than one price below, you will be deemed to have deposited your Class A Subordinate Voting Shares at the lowest applicable price indicated.

Check the appropriate boxes to indicate Auction Tender Price. PRICE IN U.S. DOLLARS

/ / $76.50
/ / $76.60
/ / $76.70
/ / $76.80
/ / $76.90
/ / $77.00
/ / $77.10
/ / $77.20
/ / $77.30
/ / $77.40
/ / $77.50
/ / $77.60
/ / $77.70
/ / $77.80
/ / $77.90
/ / $78.00
/ / $78.10
/ / $78.20
/ / $78.30
/ / $78.40
/ / $78.50
/ / $78.60
/ / $78.70
/ / $78.80
/ / $78.90
/ / $79.00
/ / $79.10
/ / $79.20
/ / $79.30
/ / $79.40
/ / $79.50
/ / $79.60
/ / $79.70
/ / $79.80
/ / $79.90
/ / $80.00
/ / $80.10
/ / $80.20
/ / $80.30
/ / $80.40
/ / $80.50
/ / $80.60
/ / $80.70
/ / $80.80
/ / $80.90
/ / $81.00
/ / $81.10
/ / $81.20
/ / $81.30
/ / $81.40
/ / $81.50
/ / $81.60
/ / $81.70
/ / $81.80
/ / $81.90
/ / $82.00
/ / $82.10
/ / $82.20
/ / $82.30
/ / $82.40
/ / $82.50
/ / $82.60
/ / $82.70
/ / $82.80
/ / $82.90
/ / $83.00
/ / $83.10
/ / $83.20
/ / $83.30
/ / $83.40
/ / $83.50
/ / $83.60
/ / $83.70
/ / $83.80
/ / $83.90
/ / $84.00
/ / $84.10
/ / $84.20
/ / $84.30
/ / $84.40
/ / $84.50
/ / $84.60
/ / $84.70
/ / $84.80
/ / $84.90
/ / $85.00
/ / $85.10
/ / $85.20
/ / $85.30
/ / $85.40
/ / $85.50
/ / $85.60
/ / $85.70
/ / $85.80
/ / $85.90
/ / $86.00
/ / $86.10
/ / $86.20
/ / $86.30
/ / $86.40
/ / $86.50
/ / $86.60
/ / $86.70
/ / $86.80
/ / $86.90
/ / $87.00
/ / $87.10
/ / $87.20
/ / $87.30
/ / $87.40
/ / $87.50
/ / $87.60
/ / $87.70
/ / $87.80
/ / $87.90
/ / $88.00
/ / $88.10
/ / $88.20
/ / $88.30
/ / $88.40
/ / $88.50
/ / $88.60
/ / $88.70
/ / $88.80
/ / $88.90
/ / $89.00
/ / $89.10
/ / $89.20
/ / $89.30
/ / $89.40
/ / $89.50
/ / $89.60
/ / $89.70
/ / $89.80
/ / $89.90
/ / $90.00
/ / $90.10
/ / $90.20
/ / $90.30
/ / $90.40
/ / $90.50
/ / $90.60
/ / $90.70
/ / $90.80
/ / $90.90
/ / $91.00
/ / $91.10
/ / $91.20
/ / $91.30
/ / $91.40
/ / $91.50

If portions of shareholdings are being deposited at different prices, use a separate Letter of Transmittal for each price specified.

BOX C ODD LOTS (See Instruction 7)

To be completed ONLY if Class A Subordinate Voting Shares are being deposited by or on behalf of persons owning beneficially an aggregate of fewer than 100 Class A Subordinate Voting Shares as of the close of business on the Expiration Date.
The undersigned either (check one):
☐ will be the beneficial owner of an aggregate of fewer than 100 Class A Subordinate Voting Shares as of the close of business on the Expiration Date, all of which are deposited, or
☐
is an investment dealer, stock broker, commercial bank, trust company or other nominee that (i) is depositing, for the beneficial owners thereof, Class A Subordinate Voting Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner will own an aggregate of fewer than 100 Class A Subordinate Voting Shares as of the close of business on the Expiration Date and is depositing all of such Class A Subordinate Voting Shares.

BOX D SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 6 and 8)

To be completed ONLY if certificates for Class A Subordinate Voting Shares not deposited or not purchased and/or the cheque for the purchase price of Class A Subordinate Voting Shares purchased are to be issued in the name of someone other than the undersigned.
Issue: ☐ cheque and/or ☐ certificate(s) to:
Name:
(Please Print)
Address:

(Include Postal Code or Zip Code)

BOX E SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 6 and 8)

To be completed ONLY if certificates for Class A Subordinate Voting Shares not deposited or not purchased and/or the cheque for the purchase price of Class A Subordinate Voting Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in Box H.
Mail: ☐ cheque and/or ☐ certificate(s) to:
Name:
(Please Print)
Address:

(Include Postal Code or Zip Code)

BOX F HOLD FOR PICKUP
☐ Hold certificates and/or cheques for Class A Subordinate Voting Shares for pick-up.

BOX G GUARANTEED DELIVERY

☐ Check here if certificates for deposited Class A Subordinate Voting Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:
Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

BOX H SHAREHOLDER(S) SIGN HERE (See Instructions 1 and 6) (Recipients in the U.S.: Please Complete Substitute Form W-9)

Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.
Authorized Signature:
(Signature(s) of shareholder or authorized representative)
Name(s):
(Please Print)
Capacity:
Address:
(Include Postal Code or Zip Code)
U.S. shareholders must provide their Taxpayer Identification No. or Social Security No.; Canadian shareholders must provide their Social Insurance No.
Taxpayer Identification No./Social Security No./Social Insurance No.:
Dated: , 2007

BOX I GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 6)
Authorized Signature:

Name of Guarantor:
(Please Print)
Title:
Name of Firm:
Address:
(Include Postal Code or Zip Code)
Area Code and Telephone Number:

Dated: , 2007

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1.
Guarantee of Signatures.    No signature guarantee is required if either:

(a)
this Letter of Transmittal is signed by the registered holder of the Class A Subordinate Voting Shares deposited with this Letter of Transmittal and payment and delivery are to be made directly to such owner and such owner has not completed either Box D, "Special Payment Instructions" or Box E, "Special Delivery Instructions" above; or

(b)
such Class A Subordinate Voting Shares are deposited for the account of a firm which is a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each being referred to as an "Eligible Institution"). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

        In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box I, "Guarantee of Signature(s)". See Instruction 6.

2.     Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used if certificates are to be forwarded with it to the Depositary. Certificates for all physically deposited Class A Subordinate Voting Shares together with a properly completed and duly executed Letter of Transmittal or manually signed photocopy thereof, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary at or prior to the Expiration Time.

        Class A Shareholders whose certificates are not immediately available or who cannot deliver certificates for Class A Subordinate Voting Shares and all other required documents to the Depositary by the Expiration Time, may deposit their Class A Subordinate Voting Shares by or through any Eligible Institution by properly completing (including the type of deposit and, if applicable, the price at which the Class A Subordinate Voting Shares are being deposited) and duly executing and delivering a Notice of Guaranteed Delivery (or a manually executed photocopy thereof) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase, "Procedure for Depositing Class A Subordinate Voting Shares". Pursuant to such procedure, the certificates for all physically deposited Class A Subordinate Voting Shares in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal, with signatures guaranteed if so required by the Letter of Transmittal, and all other documents required by this Letter of Transmittal must be received by the Depositary before 5:00 p.m., Toronto time, on or prior to the third day following the Expiration Date on which trading occurs on the Toronto Stock Exchange and the New York Stock Exchange (each such day is referred to as a "Trading Day"), all as provided in Section 3 of the Offer to Purchase, "Procedure for Depositing Class A Subordinate Voting Shares".

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or by mail to the Depositary at its offices in Toronto, Ontario, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Class A Subordinate Voting Shares to be validly deposited pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery at or prior to the Expiration Time.

        The method of delivery for all documents, including certificates for Class A Subordinate Voting Shares, is at the election and risk of the depositing Class A Shareholder. Delivery is only effective upon receipt by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended and it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary at or prior to the Expiration Date. Class A Shareholders whose Class A Subordinate Voting Shares are registered in the name of an investment dealer, stock broker, commercial bank, trust company or other nominee should contact such persons for assistance in depositing their Class A Subordinate Voting Shares.

        Magna will not purchase any fractional Class A Subordinate Voting Shares, nor will it accept any alternative, conditional or contingent deposits.

3.     Inadequate Space.    If the spaces provided in the box on page 2 of this Letter of Transmittal relating to the number and description of Class A Subordinate Voting Shares being deposited are inadequate, the certificate number and/or the number of Class A Subordinate Voting Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.     Partial Deposits and Unpurchased Class A Subordinate Voting Shares.    If fewer than all of the Class A Subordinate Voting Shares evidenced by any certificate are to be deposited, fill in the number of Class A Subordinate Voting Shares which are to be deposited in the column entitled "Number of Class A Subordinate Voting Shares Deposited". In such case, if any deposited Class A Subordinate Voting Shares are purchased, a new certificate for the remainder of the Class A Subordinate Voting Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in Box D, "Special Payment Instructions" or Box E, "Special Delivery Instructions" on this Letter of Transmittal, promptly after the Expiration Date. All Class A Subordinate Voting Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been deposited unless otherwise indicated.

5.     (a) Indication of Type of Tender.    To deposit Class A Subordinate Voting Shares, the Class A Shareholder must complete Box A, "Type of Tender" on this Letter of Transmittal or, if applicable, on the Notice of Guaranteed Delivery indicating whether he or she is depositing Class A Subordinate Voting Shares pursuant to an Auction Tender or a Purchase Price Tender. Only one box may be checked. The same Class A Subordinate Voting Shares cannot be deposited (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, "Withdrawal Rights") pursuant to both an Auction Tender and a Purchase Price Tender, or pursuant to Auction Tenders at more than one price. However, if a Class A Shareholder wishes to deposit Class A Subordinate Voting Shares in separate lots at a different type of tender, or at a different price, for each lot, such Class A Shareholder must complete a separate Letter of Transmittal or, if applicable, Notice of Guaranteed Delivery, for each lot which the Class A Shareholder is depositing.

        (b) Indication of Price at Which Class A Subordinate Voting Shares Are Being Deposited.    For Class A Subordinate Voting Shares to be properly deposited pursuant to an Auction Tender, the Class A Shareholder must complete Box B, "Auction Tender" on this Letter of Transmittal indicating the price per Class A Subordinate Voting Share in U.S. Dollars at which he or she is depositing Class A Subordinate Voting Shares. A Class A Shareholder who wishes to deposit portions of his or her Class A Subordinate Voting Shares pursuant to Auction Tenders at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to deposit each such portion of his or her Class A Subordinate Voting Shares. The same Class A Subordinate Voting Shares cannot be deposited pursuant to Auction Tenders (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, "Withdrawal Rights") at more than one price. No price can be specified by Class A Shareholders making a Purchase Price Tender. In order to deposit Class A Subordinate Voting Shares properly, one price, and only one price, under "Auction Tender Price (in U.S. dollars) Per Class A Subordinate Voting Share at which Class A Subordinate Voting Shares are Being Tendered" on each Letter of Transmittal must be checked if an Auction Tender is selected as the type of tender election. Any Class A Subordinate Voting Shares tendered as an Auction Tender without a price indicated in the appropriate box in the Letter of Transmittal will be deemed to be a Purchase Price Tender. Any Class A Subordinate Voting Shares tendered as an Auction Tender with more than one price indicated will be deemed to have been tendered at the lowest applicable price indicated.

6.
Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a)
If this Letter of Transmittal is signed by the registered owner(s) of the Class A Subordinate Voting Shares deposited hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) representing such Class A Subordinate Voting Shares without any change whatsoever.

(b)
If the Class A Subordinate Voting Shares are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

  (c)
  If any deposited Class A Subordinate Voting Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed photocopies thereof) as there are different registrations of certificates.

  (d)
  When this Letter of Transmittal is signed by the registered owner(s) of the Class A Subordinate Voting Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Class A Subordinate Voting Shares or separate stock powers are required unless payment is to be made, or the certificates for Class A Subordinate Voting Shares not deposited or not purchased are to be issued, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

  (e)
  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Magna of their authority so to act.

7.     Odd Lots.    As described in Section 2 of the Offer to Purchase, "Number of Class A Subordinate Voting Shares; Pro Ration", if Magna purchases less than all Class A Subordinate Voting Shares deposited by the Expiration Date, the Class A Subordinate Voting Shares purchased first will consist of all Class A Subordinate Voting Shares so deposited by any Class A Shareholder who will own beneficially, as of the close of business on the Expiration Date, an aggregate of fewer than 100 Class A Subordinate Voting Shares and who deposits all of his or her Class A Subordinate Voting Shares under Auction Tenders at or below the Purchase Price or under a Purchase Price Tender. This preference will not be available unless Box C, "Odd Lots" is completed.

8.     Special Payment and Delivery Instructions.    If certificates for Class A Subordinate Voting Shares not deposited or not purchased and/or cheques are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or cheques are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address or if share certificates and/ or cheques for Class A Subordinate Voting Shares are to be held for pick-up, Box D, "Special Payment Instructions" and/or Box E, "Special Delivery Instructions" and/or Box F, "Hold For Pick-Up" on this Letter of Transmittal must be completed.

9.     Currency of Payment.    Class A Shareholders will receive all consideration payable to them under the Offer in U.S. dollars.

10.   Irregularities.    Magna will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any deposit of Class A Subordinate Voting Shares and its determination shall be final and binding on all parties. Magna reserves the absolute right to reject any or all deposits determined by it not to be in proper form or the acceptance of or payment for which may, in the opinion of Magna's counsel, be unlawful. Magna also reserves the absolute right to waive any defect or irregularity in the deposit of any particular Class A Subordinate Voting Shares or any of the conditions of the Offer with respect to all Class A Subordinate Voting Shares and Magna's interpretation of the terms of the Offer (including these instructions) shall be final and binding on all parties. No deposit of Class A Subordinate Voting Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with deposits must be cured within such time as Magna shall determine. None of Magna, the Depositary nor any other person is or will be obligated to give notice of defects or irregularities in deposits, nor shall any of them incur any liability for failure to give any such notice.

11.   Questions and Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the Depositary at its address and telephone number set forth on the back cover of the Offer to Purchase and Circular. Additional copies of the Offer to Purchase, the Circular, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from your investment dealer, stock broker, commercial bank, or trust company or other nominee.

12.   Substitute Form W-9.    Each U.S. Shareholder depositing Class A Subordinate Voting Shares to the Depositary is required to provide the Depositary with a correct U.S. taxpayer identification number ("TIN") (generally the U.S. Shareholder's social security number or federal employer identification number) and certain other information, on Substitute Form W-9, which is provided under "Important U.S. Tax Information for U.S. Shareholders Depositing Class A Subordinate Voting Shares to the Depositary" below. Failure to timely provide a correct TIN on the form may subject the depositing U.S. Shareholder to U.S. federal backup withholding tax on the gross amount of any payments made to the U.S. Shareholder and, in certain cases, penalties.

13.   Lost Certificates.    Class A Shareholders who have lost the certificates representing their Class A Subordinate Voting Shares should complete this Letter of Transmittal as fully as possible and state in writing the circumstances surrounding the loss and forward the documents to the Depositary, who will advise you of replacement requirements.

14.   Governing Law.    The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

IMPORTANT: This Letter of Transmittal or a manually signed photocopy hereof (together with certificate(s) for Class A Subordinate Voting Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary as appropriate at or before the Expiration Time.

IMPORTANT U.S. TAX INFORMATION FOR U.S. SHAREHOLDERS
DEPOSITING CLASS A SUBORDINATE VOTING SHARES TO THE DEPOSITARY

Under U.S. federal income tax law, in order to avoid backup withholding on payments made pursuant to the Offer, a U.S. Shareholder whose deposited Class A Subordinate Voting Shares are accepted for payment is required to provide the Depositary with such U.S. Shareholder's correct TIN, certify under penalties of perjury that such TIN is correct, and provide certain other certifications on Substitute Form W-9 below unless an exemption applies. If such U.S. Shareholder is an individual, the TIN is his or her social security number. If the Depositary is not timely provided with the correct TIN, or if the U.S. Shareholder fails to provide the required certifications, the U.S. Internal Revenue Service ("IRS") may subject the U.S. Shareholder or other payee to a U.S.$50 penalty. In addition, cash payments made to U.S. Shareholders in exchange for their Class A Subordinate Voting Shares may be subject to backup withholding currently imposed at a rate of 28%. Certain U.S. Shareholders (including, among others, U.S. corporations) are not subject to these backup withholding and reporting requirements. To prevent backup withholding on cash payments that are made to U.S. Shareholders pursuant to the Offer, the U.S. Shareholder is required to notify the Depositary of (1) such U.S. Shareholder's correct TIN by completing the attached Substitute Form W-9 certifying under penalty of perjury (a) that the TIN provided on Substitute Form W-9 is correct (or that the U.S. Shareholder is awaiting a TIN); (b) that (i) the U.S. Shareholder is exempt from backup withholding; (ii) the U.S. Shareholder has not been notified by the IRS that such U.S. Shareholder is subject to backup withholding as a result of failure to report all interest or dividends; or (iii) the IRS has notified such U.S. Shareholder that such U.S. Shareholder is no longer subject to backup withholding; and (c) that the U.S. Shareholder is a U.S. person (including a U.S. resident alien), or (2) if applicable, an adequate basis for exemption.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the U.S. Shareholder upon filing a U.S. federal income tax return.

The U.S. Shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Class A Subordinate Voting Shares. If the Class A Subordinate Voting Shares are registered in more than one name or are not registered in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" which accompany this Letter of Transmittal for additional guidance on which number to report.

If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions on applying for a TIN; (ii) check the box marked "Awaiting TIN" in Part 2 of the Substitute Form W-9; and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, signed under penalties of perjury, attesting to such holder's exempt status. An appropriate IRS Form W-8 may be obtained from the Depositary.

Certain U.S. Shareholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. Shareholders should indicate their exempt status on the Substitute Form W-9. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions. U.S. Shareholders are urged to consult their tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF U.S. FEDERAL INCOME TAX OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.

ANY DISCUSSIONS OF UNITED STATES FEDERAL TAX MATTERS SET FORTH IN THIS LETTER OF TRANSMITTAL WERE WRITTEN IN CONNECTION WITH THE OFFER TO PURCHASE. SUCH DISCUSSIONS ARE NOT INTENDED OR WRITTEN TO BE LEGAL OR TAX ADVICE TO ANY PERSON AND ARE NOT INTENDED OR WRITTEN TO BE USED, AND THEY CANNOT BE USED, BY ANY PERSON FOR THE PURPOSE OF AVOIDING ANY UNITED STATES FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON SUCH PERSON. EACH U.S. SHAREHOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

TO BE COMPLETED BY TENDERING SHAREHOLDERS THAT ARE U.S. PERSONS
(INCLUDING U.S. RESIDENT ALIENS)
(See "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below)

SUBSTITUTE FORM W-9	Please fill out your name and address below: Name:
Department of the Treasury Internal Revenue Service	Address (Number and street):
Payer's Request for Taxpayer Identification Number (TIN)	City, State and Zip Code:
	PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

PART 2 — Awaiting TIN☐ Exempt☐

CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the applicable box in Part 2.
Signature	Date
Name (Please Print)
Address (Number and street)
City, State and Zip Code

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

TENDERING U.S. SHAREHOLDERS MUST COMPLETE THE FOLLOWING CERTIFICATE IF THEY
CHECKED THE APPLICABLE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 calendar days, such retained amounts shall be remitted to the IRS as backup withholding.
Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-000-000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the NAME and SOCIAL SECURITY number of —
For this type of account:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of —

6.	A valid trust, estate, or pension trust	Legal entity (do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or Multi-Member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receive agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Show the name of the individual owner. Use either SSN or EIN.

(4)
List first and circle the name of the legal trust, estate, or pension trust.

NOTE:    IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
(Page 2)

        How to Get a TIN

To apply for a Social Security Number (SSN), obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an Employee Identification Number (EIN) online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Business Topics. Use Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Form SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

       If you do not have a TIN, write "Applied For" in Part 1, check the "Awaiting TIN" box in Part 2, sign and date the form in the two spaces indicated, and return it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 calendar days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 calendar days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

       Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and return it to the payer.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

       Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the "Exempt" box in Part 2, and sign and date the form.

Exempt Payees

Backup withholding is not required on any payments made to the following payees:

(1)
An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)
The United States or any of its agencies or instrumentalities.

(3)
A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)
A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)
An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)
A corporation.

(7)
A foreign central bank of issue.

(8)
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)
A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)
A real estate investment trust.

(11)
An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)
A common trust fund operated by a bank under section 584(a).

(13)
A financial institution.

(14)
A middleman known in the investment community as a nominee or custodian.

(15)
A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE "EXEMPT" BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

       Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice.    Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN.    If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.    If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Failure to Report Certain Dividend and Interest Payments.    If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to that failure.

Misuse of TINs.    If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX
ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:

Computershare Investor Services Inc.

By Regular Mail
P.O. Box 7021
31 Adelaide Street East
Toronto, Ontario, Canada
M5C 3H2
Attention: Corporate Actions

By Registered Mail, Hand or by Courier
100 University Avenue
9th Floor
Toronto, Ontario, Canada
M5J 2Y1
Attention: Corporate Actions

Toll Free: 1-800-564-6253
 Facsimile: (905) 771-4082
 E-mail: corporateactions@computershare.com

QuickLinks

TO BE COMPLETED BY TENDERING SHAREHOLDERS THAT ARE U.S. PERSONS (INCLUDING U.S. RESIDENT ALIENS) (See "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below)
TENDERING U.S. SHAREHOLDERS MUST COMPLETE THE FOLLOWING CERTIFICATE IF THEY CHECKED THE APPLICABLE BOX IN PART 2 OF SUBSTITUTE FORM W-9.